UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2012 (the “8-K”) solely to amend and restate in its entirety Item 9.01 of the 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the transfer by two of our existing joint ventures, Master MetSun II, LP and Master MetSun III, LP, of their ownership interests in two subsidiaries (MetSun Two Pool Two, LLC and MetSun Three Pool One, LLC) to us for no cash consideration on March 20, 2012.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The following audited combined financial statements of MetSun Two Pool Two, LLC and MetSun Three Pool One, LLC and the report thereupon are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

Audited Combined Financial Statements

•	Report of Independent Auditors

•	Combined Balance Sheet as of December 31, 2011

•	Combined Statement of Operations for the year ended December 31, 2011

•	Combined Statement of Changes in Members’ Deficit for the year ended December 31, 2011

•	Combined Statement of Cash Flows for the year ended December 31, 2011

•	Notes to the Combined Financial Statements

(b) Pro forma financial information.

The following unaudited pro forma financial statements of Sunrise Senior Living, Inc. after giving effect to the purchase of MetSun Two Pool Two, LLC and MetSun Three Pool One, LLC are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2011 and explanatory notes thereto

•	Unaudited Pro Forma Consolidated Statements of Operations for the Twelve Months ended December 31, 2011 and explanatory notes thereto

(c) Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Audited Combined Financial Statements of MetSun Two Pool Two, LLC and MetSun Three Pool One, LLC as of and for the year ended December 31, 2011 with Report of Independent Auditors

99.2	Unaudited Pro Forma Consolidated Financial Statements as of and for the twelve months ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: May 29, 2012	By:	/s/ C. Marc Richards
Name: C. Marc Richards
Chief Financial Officer

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